UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2008
                                                          --------------

                         THE BEAR STEARNS COMPANIES INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)

             383 Madison Avenue, New York, New York          10179
             -----------------------------------------------------
             (Address of principal executive offices)    (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Guarantee and Collateral Agreement

            On March 24, 2008, JPMorgan Chase & Co. ("JPMorgan Chase"), in connection with Amendment No. 1 (the "Amendment") to the Agreement and Plan of Merger, dated as of March 16, 2008, by and between JPMorgan Chase and The Bear Stearns Companies Inc. ("Bear Stearns") and the Amended and Restated Guaranty Agreement (the "Guaranty"), effective retroactively from March 16, 2008, entered into a Guarantee and Collateral Agreement (the "Collateral Agreement") with Bear Stearns and certain of its subsidiaries (collectively, the "Collateral Parties") pursuant to which the Collateral Parties agreed to guarantee the obligations of each of them to repay to JPMorgan Chase (1) any loans or other advances of credit by JPMorgan Chase and its affiliates to Bear Stearns and its affiliates and (2) any amounts paid by JPMorgan Chase to creditors of Bear Stearns and its affiliates under the Guaranty and the JPMorgan Chase guarantee, entered into on March 23, 2008, in favor of the Federal Reserve Bank of New York (the "Fed Guaranty"). Each of the Collateral Parties secured their guarantee by granting a lien on substantially all of their respective assets, subject to certain carveouts.

            The foregoing description of the Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the Collateral Agreement, which is filed as Exhibit 99.1 hereto, and is incorporated into this report by reference.

Forward Looking Statements

            Certain statements contained in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule and any changes to regulatory agencies' outlook on, responses to and actions and commitments taken in connection with the merger and the agreements and arrangements related thereto. For a discussion of the additional risks and uncertainties that may affect Bear Stearns' future results, please see "Risk Factors" in Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" filed as Exhibit 13 to Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007 and similar sections of Bear Stearns' quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission ("SEC").

Additional Information

            In connection with the proposed merger, JPMorgan Chase will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan Chase. Bear Stearns will mail the proxy statement/prospectus to its stockholders. JPMorgan Chase and Bear Stearns urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain these documents, free of charge, from Bear Stearns' website (www.bearstearns.com) under the heading "Investor Relations" and then under the tab "SEC Filings." You may also obtain these documents, free of charge, from JPMorgan Chase's website (www.jpmorganchase.com) under the tab "Investor Relations" and then under the heading "Financial Information" then under the item "SEC Filings". You may also obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).

Participants in the Solicitation

            Bear Stearns, JPMorgan Chase and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Bear Stearns stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bear Stearns stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Bear Stearns' executive officers and directors in its definitive proxy statement filed with the SEC on March 27, 2007. You can find information about JPMorgan Chase's executive officers and directors in its definitive proxy statement filed with the SEC on March 30, 2007. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns as set forth above.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Guarantee and Collateral Agreement, dated and effective as of March 24, 2008, among The Bear Stearns Companies Inc., each of its Subsidiaries listed therein, and JPMorgan Chase & Co.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE BEAR STEARNS COMPANIES INC.


                                        By: /s/ Jeffrey M. Farber
                                           ------------------------------------
                                                Jeffrey M. Farber
                                                Controller
                                                (Principal Accounting Officer)

Dated: March 28, 2008

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                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Guarantee and Collateral Agreement, dated and effective as of March 24, 2008, among The Bear Stearns Companies Inc., each of its Subsidiaries listed therein, and JPMorgan Chase & Co.